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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 7, 2001

                                 WATERLINK, INC.
               (Exact Name of Registrant as Specified in Charter)

   Delaware                      1-13041                    34-1788678
(State or Other          (Commission File Number)         (I.R.S. Employer
Jurisdiction of                                           Identification No.)
 Incorporation)

                        ---------------------------------

                         1350 Euclid Avenue, Suite 1010
                              Cleveland, Ohio 44115
                    (Address of Principal Executive Offices)
                                   (Zip Code)
                        ---------------------------------

                                  216-861-9195
              (Registrant's Telephone Number, Including Area Code)


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Item 5.           Other Events

                  On August 7, 2001, Waterlink, Inc. issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  Item 7(c).  Exhibits.

                  99.1    Press release issued by Waterlink, Inc. on August 7,
                          2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     WATERLINK, INC.


Dated:   August 9, 2001                     By:      /s/ Mark E. Brody
                                                     -----------------
                                                     Mark E. Brody
                                                     Chief Financial Officer



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